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                                   Exhibit A
                                   ---------

                    AGREEMENT REGARDING THE JOINT FILING OF
                                 SCHEDULE 13D
                                 ------------

The undersigned hereby agree as follows:

             (i) Each of them is individually eligible to use the Schedule 13 D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

             (ii) Each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: January 18, 2001


                                       MADISON DEARBORN CAPITAL
                                       PARTNERS, L.P.

                                       By:  Madison Dearborn Partners, L.P.
                                       Its: General Partner

                                       By:  Madison Dearborn Partners, Inc.
                                       Its: General Partner

                                       By:  /s/ Paul R. Wood
                                            -------------------------------
                                                Paul R. Wood, Managing Director

                                       MADISON DEARBORN CAPITAL
                                       PARTNERS II, L.P.

                                       By:  Madison Dearborn Partners, L.P.
                                       Its: General Partner

                                       By:  Madison Dearborn Partners, Inc.
                                       Its: General Partner

                                       By:  /s/ Paul R. Wood
                                            -------------------------------
                                                Paul R. Wood, Managing Director


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                                          MADISON DEARBORN PARTNERS,
                                          L.P.

                                          By:  Madison Dearborn Partners, Inc.
                                          Its: General Partner

                                          By:  /s/ Paul R. Wood
                                          ------------------------------------
                                               Paul R. Wood, Managing Director


                                          MADISON DEARBORN PARTNERS II,
                                          L.P.

                                          By:  Madison Dearborn Partners, Inc.
                                          Its: General Partner

                                          By:  /s/ Paul R. Wood
                                          ------------------------------------
                                               Paul R. Wood, Managing Director


                                          MADISON DEARBORN PARTNERS,
                                          INC.

                                          /s/ Paul R. Wood
                                          ------------------------------------
                                              Paul R. Wood, Mananging Director


                                          /s/ Paul R. Wood
                                          ------------------------------------
                                              Paul R. Wood


                                          /s/  Thomas R. Reusche
                                          ------------------------------------
                                               Thomas R. Reusche